INTERCREDITOR AGREEMENT

THIS INTERCREDITOR AGREEMENT (this "Agreement") dated as of the ____ day ___________, 20__, is made by and among ______________________, a _____________________ corporation/an individual ("Lender 1"), ____________, a _______________ corporation ("Lender 2""),_______________, a _______________corporation ("Lender 3"), _______________, a _______________corporation ("Lender 4"), _______________, a _______________corporation ("Lender 5"),and _______________, a _______________corporation ("Lender 6"), (Lender 1, Lender 2 Lender 3, Lender 4, Lender 5, and Lender 6 are sometimes referred to herein as the "Lenders").

WITNESSETH:

WHEREAS, each of the Lenders has entered into a secured lending arrangement with Daystar Technologies, Inc. (the "Company");

WHEREAS, as part of each such lending arrangement, the Company has issued a convertible promissory note to each of the Lenders (all indebtedness and other obligations of the Company to the Lenders as evidenced by each convertible promissory note being the "Loan Obligations" and all convertible promissory notes being, collectively, "Notes");

WHEREAS, the Loan Obligations of each of the Lenders are secured by security interests granted by the Company to each of the Lenders in certain assets of the Company (all such assets being collectively, the "Collateral") as described in security agreements between the Company and each of the Lenders (the security agreements being, collectively, "Security Agreements"); and

WHEREAS, it is contemplated that the security interests held by each of the Lenders in the Collateral shall rank pari passu on the terms and conditions set forth herein.

NOW, THEREFORE, in consideration of the mutual covenants set forth herein, the Lenders agree as follows:

    Each Lender hereby acknowledges that the security interests held by each of the Lenders pursuant to the Security Agreements rank equally and ratably without priority over one another, regardless of the order of time in which any such security interests or claims arise, attach or are perfected by filing, recording or otherwise. Each Lender and its Loan Obligation is listed in Schedule 1 attached hereto.
    The Security Agreements and Notes include all renewals, replacements, modifications and extensions thereof, to the extent that such renewals, replacements and modifications do not increase the principal amount thereof.
    The Security Agreements and Notes of the Lenders listed herein, or as amended, may not exceed $4 million of Collateral in the aggregate.
    This Agreement and all obligations hereunder, or with respect hereto, shall continue in full force and effect so long as any of the Loan Obligations remain outstanding.
    Each of the Lenders shall (a) promptly notify the other Lenders of any default under the Notes, Security Agreements or any other agreements or documents executed in connection therewith, as applicable (a "Default") known to such Lender and not reasonably believed to have been previously disclosed to the other Lenders; (b) provide the other Lenders with such information and documentation as such other Lenders shall reasonably request in the performance of their respective obligations hereunder, including but not limited to information relative to the outstanding balance of principal, interest and other sums owed to such Lender by the Company; and (c) cooperate with the other Lenders with respect to any and all collections and/or foreclosure procedures at any time commenced against the Company or otherwise in respect of the Collateral securing the Loan Obligations.
    This Agreement shall be governed by the laws of the State of New York.  Unless the context otherwise requires, all capitalized terms used herein which are defined in the New York Uniform Commercial Code shall have the meanings stated therein.
    This Agreement is solely for the benefit of and shall bind the parties hereto and their respective successors and assigns, and no other person or persons shall have any right, benefit, priority or interest under or because of the existence of this Agreement.  In the event of the transfer or assignment of all or any part of any of our security interests or claims described in this Agreement, the priorities established in this Agreement shall continue in full force and effect with respect to such assigned or transferred interests or claims, and the assigning party agrees to advise such assignee and transferee of such continuing priorities and obtain such assignee's or transferee's agreement thereto.
    This Agreement may be amended to add additional Lenders up to an aggregate amount of $4 MM in secured Collateral without a writing signed by all the Lenders.
    This Agreement may not be amended to increase the aggregate amount of secured Collateral to more than $4 MM or to affect any amendment other than as found in paragraph 8 above, except in a writing signed by all the Lenders.
    This Agreement may be executed in counterparts, which when executed and delivered shall be an original, but all such counterparts shall together constitute one and the same agreement.
    This Agreement shall inure to the benefit of and be binding upon the parties hereto and their respective successors and assigns.

IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first written above.

TD Waterhouse RRSP Account 240832S, in trust for Peter Alan Lacey as beneficiary

By: __________________________

Name:_________________________

Title:_________________________

Peter A. Lacey

By: __________________________

Name:_________________________

Title:_________________________

Michael Moretti

By: /s/ Michael Moretti

Name: Michael Moretti

Title: Authorized Signatory

LENDER 4

By: __________________________

Name:_________________________

Title:_________________________

LENDER 5

By: __________________________

Name:_________________________

Title:_________________________

LENDER 6

By: __________________________

Name:_________________________

Title:_________________________

Schedule 1. Lenders and Loan Obligations
Lender	Loan Obligation	Contact Information

Aggregate Loan Obligations